STOCKHOLDER COVENANT TERMINATION AND RELEASE AGREEMENT

This Stockholder Covenant Termination and Release Agreement (this "**Agreement**") dated May 12, 2021, is entered into by and between Kidpik Corp., a Delaware corporation (the "**Company**"), and certain stockholders of the Company whose name appears on the signature page of this Agreement under the heading "**Rights Holders**" and who have signed a copy of this Agreement (each a "**Right Holder**" collectively, the "**Rights Holders**"). Each of the Company and the Rights Holders are sometimes referred to herein as a "**Party**" and collectively, as the "**Parties**".

W I T N E S S E T H:

WHEREAS, the Rights Holders hold certain rights under, and the Company is required to comply with certain covenants under, certain Investment Agreements (all such Investment Agreements previously entered into between the Company and any one or more of the Rights Holders, the "**Investment Agreements**") and/or Conversion Agreements (all such Conversion Agreements previously entered into between the Company and one or more of the Rights Holders, the "**Conversion Agreements**") previously entered into between the Company and the Rights Holders;

WHEREAS, such covenants set forth in the Investment Agreements and Conversion Agreements include in certain cases, preemptive rights, drag-along rights, tag-along rights, and anti-dilutive rights (collectively, all such rights, the "**Special Stockholder Rights**");

WHEREAS, the Company plans to file a registration statement with the Securities and Exchange Commission and to 'go public' in the near term and such Special Stockholder Rights will make it difficult or impossible for the Company to complete that process; and

WHEREAS, as an accommodation to the Company, and in consideration for the compensation payable to each of the Rights Holders as set forth below, each of the Rights Holders desire to waive and terminate such Special Stockholder Rights and release the Company from any obligations in connection with such Special Stockholder Rights, each on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged and confessed, it is hereby agreed as set forth below:

1. Termination of Special Stock Rights. In consideration for the Right Holder Consideration (defined below), each Right Holder agrees that,

1.1. effective as of the Effective Date, all covenants, obligations and requirements of the Company, all rights of the Right Holder, and all terms and conditions, set forth in *Article V* of any Conversion Agreement and/or *Article IV* of any Investment Agreement, are terminated, rescinded and waived, for any and all purposes;

1.2. effective as of the Effective Date, each Conversion Agreement shall be deemed amended to remove in its entirety, *Article V* of each Conversion Agreement (Covenants) and each Investment Agreement shall be amended to remove in its entirety, *Article IV* of each Investment Agreement (Other Covenants)(collectively, such *Article V*'s of the Conversion Agreements and *Article IV* of the Investment Agreements, collectively, the "**Covenants**" and the "**Amendment**"); and

1.3. effective as of the Effective Date, any and all preemptive rights, anti-dilutive rights, tag-along, drag-along or other Special Stockholder Rights, which may have accrued to, or which may be due to, the Right Holder prior to or on the Effective Date, or which the Company had any obligation in connection with prior to or on the Effective Date, shall be deemed waived, released and terminated and be of no further force and effect as of the Effective Date.

This **Section 1** shall be referred to herein as the "**Termination**".

2. **Release**. Without limiting **Section 1** hereof, in consideration for the Right Holder Consideration, effective as of the Effective Date, each Right Holder (in such capacity, each a "**Releasor**") hereby releases and forever discharges the Company, its affiliates and each of their respective present and former directors, officers, control persons, stockholders, employees, agents, attorneys, administrators, successors, personal representatives, executors and assigns (collectively, the "**Released Group**"), from any and all actions, causes of action, injunctions, accounts, agreements, bonds, bills, covenants, contracts, controversies, claims, damages, demands, debts, dues, extents, executions, judgments, liabilities, obligations, promises, predicate acts, reckonings, specialties, suits, sums of money, securities, adjustments to securities, rights, and variances whatsoever, whether known or unknown, in law or in equity, which any Releasor, its subsidiaries and affiliates and each of their present and former directors, managing directors, officers, control persons, stockholders, general partners, limited partners, employees, agents, attorneys, administrators, successors, personal representatives, executors and assigns may now have, have ever had, or may hereafter have against any member of the Released Group arising out of, or in connection with, or in any manner related to, the Special Stockholder Rights and/or Covenants (the "**Release**").

3. **Right Holder Consideration**. In consideration for the Termination and Release provided by each Right Holder as set forth above, the Company agrees to pay each Right Holder $10 in cash (the "**Right Holder Consideration**"), within five business days of such Rights Holder's entry into this Agreement.

4. **No Prior Assignments**. The Rights Holders each hereto represent that each has not assigned, in whole or in part, any claim, demand and/or causes of action against any the Company and/or any Special Stockholder Rights prior to such Party's execution of this Agreement.

5. **Effective Date**. The "**Effective Date**" of this Agreement shall be the day and time that the Company's first Form S-1 registration statement is declared effective by the Securities and Exchange Commission. In the event the Effective Date does not occur prior to December 31, 2021, this Agreement shall terminate and be of no force or effect.

6. **No Presumption from Drafting**. This Agreement has been negotiated at arm's-length between persons knowledgeable in the matters set forth within this Agreement. Accordingly, given that all Parties have had the opportunity to draft, review and/or edit the language of this Agreement, no presumption for or against any Party arising out of drafting all or any part of this Agreement will be applied in any action relating to, connected with or involving this Agreement. In particular, any rule of law, legal decisions, or common law principles of similar effect that would require interpretation of any ambiguities in this Agreement against the Party that has drafted it, is of no application and is hereby expressly waived.

7. **Further Assurances**. The Parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement and the transactions contemplated herein.

8. **Effect of Amendment**. Upon the effectiveness of this Agreement, each reference in the Investment Agreements and Conversion Agreements, as applicable, to "**Agreement**," "**hereunder**," "**hereof**," "**herein**" or words of like import shall mean and be a reference to such Investment Agreements and Conversion Agreements, as applicable, as modified and amended hereby.

9. **Entire Agreement**. This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the Parties in connection with the subject matter hereof.

10. **Severability**. Every provision of this Agreement is intended to be severable. If, in any jurisdiction, any term or provision hereof is determined to be invalid or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired, (b) any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term or provision in any other jurisdiction, and (c) the invalid or unenforceable term or provision shall, for purposes of such jurisdiction, be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

11. **Review of Agreement; Voluntarily Entering Into Agreement**. Each Party herein expressly represents and warrants to all other Parties hereto that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this

Agreement is the result of arm's length negotiations conducted by and among the Parties and their respective counsel.

12. **<u>Gender; Counterparts and Signatures</u>**. As used herein, words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an "**<u>Electronic Delivery</u>**") shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re execute the original form of this Agreement and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first written above to be effective as of the Effective Date, except as expressly set forth above.

"**Company**"

Kidpik Corp.

DocuSigned by:
Ezra Dabah

Ezra Dabah
Chief Executive Officer

"**Rights Holders**"

DocuSigned by:
Ezra Dabah

Ezra Dabah

DocuSigned by:
Renee Dabah

Renee Dabah

Eva Yagoda

DocuSigned by:
Joia Kazam

Joia Kazam

DocuSigned by:

Moshe Dabah

DocuSigned by:

Chana Rapaport

DocuSigned by:
Yaacov Dabah

Yaacov Dabah

DocuSigned by:
Gila Goodman

Gila Goodman

Jack Kassin

u/a/d 0202/1997, Trust FBO Eva Dabah

DocuSigned by: Raine Silverstein
Raine Silverstein
Co-Trustee

DocuSigned by: Renee Dabah
Renee Dabah
Co-Trustee

u/a/d 0202/1997, Trust FBO Joia Kazam

DocuSigned by: Raine Silverstein
Raine Silverstein
Co-Trustee

DocuSigned by: Renee Dabah
Renee Dabah
Co-Trustee

u/a/d 0202/1997, Trust FBO Moshe Dabah

DocuSigned by: Raine Silverstein
Raine Silverstein
Co-Trustee

DocuSigned by: Renee Dabah
Renee Dabah
Co-Trustee

u/a/d 0202/1997, Trust FBO Chana Dabah

DocuSigned by: Raine Silverstein
Raine Silverstein
Co-Trustee

DocuSigned by: Renee Dabah
Renee Dabah
Co-Trustee

u/a/d 0202/1997, Trust FBO Yaacov Dabah

DocuSigned by: Raine Silverstein
Raine Silverstein
Co-Trustee

DocuSigned by: Renee Dabah
Renee Dabah
Co-Trustee

GMM Capital LLC

DocuSigned by:
Isaac Dabah
Director

Joshua A. Kazam Irrevocable Grantor Trust

DocuSigned by:
Gregory Kiernan
Trustee

Olympic Gardens LLC

By: DocuSigned by: Joseph Chehebar ____________________

Its: Authorized Signatory

Printed Name: Joseph Chehebar

Sterling Macro Fund

By: DocuSigned by: ____________________

Its: Director

Printed Name: isaac Dabah

DocuSigned by:
____
Isaac Dabah

DocuSigned by:
Ivette Dabah
____
Ivette Dabah